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                  UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549



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                                      FORM 8-K

                                   CURRENT REPORT

       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




June 18, 1998
Date of Report (Date of earliest event reported)
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                        INTEGRATED MEASUREMENT SYSTEMS, INC.
               (Exact name of registrant as specified in its charter)


OREGON                                                 93-0840631
(State or other jurisdiction of                        (I.R.S. Employer
  incorporation or organization)                       Identification No.)

                            Commission File No. 0-26274

9525 S.W. GEMINI DRIVE, BEAVERTON OR                   97008
(Address of principal executive officers)              (zip code)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:    (503) 626-7117

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ITEM 5.   OTHER EVENTS

          Press Release

          IMS Announces CFO, Sar Ramadan Leaves to Join ONYX Software
               On June 18, 1998, Integrated Measurement Systems, Inc. announced that its Chief Financial Officer, Sar Ramadan will be departing July 15, 1998, and has accepted a position at ONYX Software of Bellevue, Washington. Full text is attached to this report as
               Exhibit 99a.


ITEM 6.   EXHIBITS

          (exhibit reference numbers refer to Item 601 of Regulation S-K)

          99. Press Release -- IMS ANNOUNCES CFO, SAR RAMADAN LEAVES TO JOIN ONYX SOFTWARE


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                                     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on June 22, 1998.

                                   INTEGRATED MEASUREMENT SYSTEMS, INC.
                                   (Registrant)

                                   /s/   Keith Barnes
                                   ---------------------------
                                   Keith Barnes
                                   Chief Executive Officer